                               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C.  20549

                                                      FORM 8-K
                                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 15, 2003

                        N A V I S T A R    I N T E R N A T I O N A L    C O R P O R A T I O N
                               (Exact name of registrant as specified in its charter)

                 Delaware                                  1-9618                                 36-3359573
     ------------------------------              ------------------------                   -------------------
    (State or other jurisdiction of                 (Commission File No.)                     (I.R.S. Employer
     incorporation or organization)                                                         Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois                                            60555
         (Address of principal executive offices)                                                 (Zip Code)

                          Registrant's telephone number, including area code (630) 753-5000

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              On August 15, 2003,  the  Registrant  issued the press  release,  which is attached as Exhibit 99.1 to this Report and is deemed to be filed under the  Securities  Exchange Act of 1934, as amended,  and is incorporated  by  reference  into  filings  under the  Securities  Act of 1933,  as  amended,  and the
              Securities Exchange Act of 1934, as amended.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                            Exhibit No.        Description                                              Page
                            -----------        -----------                                              ----

                              99.1              Press Release dated                                      E-1
                                                August 15, 2003

                                                     SIGNATURES

Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
----------------------------------
       Registrant

Date:    August 15, 2003                    /s/  Mark T. Schwetschenau
                                                 Mark T. Schwetschenau
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)

                                                 INDEX TO EXHIBITS

                            Exhibit No.        Description                                              Page
                            -----------        -----------                                              ----

                              99.1              Press Release dated                                      E-1
                                                August 15, 2003